Exhibit 10.2

CONVERTIBLE DEMAND NOTE entered into Panama

BETWEEN

POMA MANAGEMENT S.A., corporation legally constituted, having its head office at suite 53rd URB, Obarrio, Swiss Tower, 16th floor, Panama, Republic of Panama, herein represented by Pablo J. Espino, President of the company, duly authorized as he so declares;

(the “Lender”)

AND:

ECOLOCAP SOLUTIONS INC., corporation legally constituted under the State of Nevada Laws, having its head office at 740 St-Maurice, suite 102, Montreal, Quebec, H3C 1L5, herein represented by Dr. Tri Vu Truong, duly authorized as he so declares;

(the “Borrower”)

Make the following declarations and covenants:

LOAN

1)           The Lender has agreed to advance to the Borrower during the year 2008, a total of Four Hundred and Fifty One Thousand Dollars American ($451,000.00US) (the “Loan”).

2)           The said Loan was granted as monetary advances;

3)           The Borrower recognises that the terms and conditions of the Loan are for the exclusive benefit of the Lender, and the latter may renounce to it, in whole or in part, at its sole discretion.

4)            If the Borrower defaults on any obligation whatsoever in favour of the Lender and, if at the time of the default, the Lender has not yet paid out the entire capital amount of the Loan, the Lender may, at its sole discretion and without prior notice, temporarily delay or definitively cease to pay out any other amount whatsoever to the Borrower, subject to its other rights and recourses.

INTERESTS, TERM AND REIMBURSEMENT

5)           The interest rate for the Loan is 10% year, and the amount of accrued interest as of June 30, 2009 is $39,490.28 USD, said interests being capitalized and is part of the Loan.

6)            Interest shall be calculated monthly, from the first disbursement, on the total capital amount advance, as well after as before maturity, default or judgment, from the date of full payment.  Such interest rate is determined upon the basis of a three hundred and sixty-five (365) day year, the Lender's usual practice.

7)           The Loan shall be reimbursable on demand (the “Loan Term”).

8)           All the payments required under the terms of the present Agreement that have not been made on schedule shall be subject to the aforesaid interest rate from the expiry date of all such payments and shall be payable on demand.

LOCATION OF THE PAYMENT

9)           Any payment to the Lender must be made in American currency at the address of the Lender or to any other location that the Lender may designate in writing.

ASSIGNMENT OR TRANSFER

10)           The  Borrower shall  not assign, transfer,  hypothec or otherwise dispose of the rights it has or may have in relation to the Loan.

11)           The Lender is allowed to assign, transfer, hypothec or otherwise dispose of the rights it has or may have in relation to the Loan.

TIME

12)           Time shall be of the essence of this Agreement and the agreement created by the acceptance thereof.

ELECTION OF DOMICILE

13)           Any notice given to the Borrower shall be sent at the last address provided in writing to the Lender.  If the Lender does not find the Borrower at this address, the may serve or produce any notice or communication addressed to him at the office of the Superior Court of the District of Montreal where the Borrower has elected domicile.

CONVERSION OF LOAN

14)          In the next 90 days the Lender, or any beneficiary of the present agreement, will have the exclusive right to convert the Loan or a portion of the Loan in restricted shares of Common Stock (the “Shares”) of the Borrower at a fix price.

15)          The Conversion will process following the reception by the Borrower of a notice of Conversion as provided in schedule 14, send by the Lender at the last known address of the Borrower (the “Conversion Event”).

16)          The price for the Shares of the Borrower is equal to the average market closing price of the Shares of the Borrower during the last 30 days, minus a 10% discount.

17)          Upon the Conversion Event, the Borrower shall take all necessary actions to convert the Loan into Restricted Shares of Common Stock of the Borrower.

EFFECTIVE

18)          The present shall be effective as of its final execution by the parties.

GOVERNING LAW

19)          The present, as well as the interpretation or construction thereof, the execution or performance thereof, the application and validity thereof, as well as the effects thereof, are subject to the applicable laws in force and in effect in Panama, which govern all or part of the provisions hereof.

GENERAL

20)          The present hereby cancels all prior agreements between the parties relating to the subject hereof.

THE PARTIES HAVE SIGNED THE PRESENT AGREEMENT AS OF  ___________________, 2009.

For the Borrower
By: TRI VU TRUONG
Dr. Tri Vu Truong, Chief Executive officer

For the Lender
By: PABLO J. ESPINO
Pablo J. Espino
Representative of the Lender.

SCHEDULE 14
NOTICE OF CONVERSION

           The undersigned hereby irrevocably elects, as of ______________,  200_ to convert $__________ of Convertible Loan into Common Stock of EcoloCap Solutions Inc. (the "Company") according to the conditions set forth in the Memorandum of Convertible Loan Agreement dated  _______________, and issued by the Company.

Date of Conversion________________________________________________

Applicable Conversion Price________________________________________

Number of Shares Issuable upon this conversion_______________________

Name (Print) ______________________________________________________

Address__________________________________________________________

_________________________________________________________________

Phone______________________   Fax_________________________________

By: _______________________________